UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW Suite 775 North
Washington, District of Columbia		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 28, 2024, Easterly Government Properties, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3, which became automatically effective upon filing and which replaced the Company’s previous shelf registration statement on Form S-3 (File No. 333-253480) filed with the SEC on February 25, 2021 (the “Prior Registration Statement”).

Continued Offerings

In connection with the filing of the new registration statement, the Company also filed with the SEC two new prospectus supplements that will continue offerings that were previously covered by prospectus supplements and the accompanying prospectus to the Prior Registration Statement relating to:

1.
the Company’s existing “at the market” equity offering program (the “2019 ATM Program”), pursuant to which the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $300,000,000 from time to time pursuant to the 2019 equity distribution agreements (as defined below) (the “2019 ATM Prospectus Supplement”); and
2.
the Company’s existing “at the market” equity offering program (the “2021 ATM Program”), pursuant to which the Company may offer and sell shares of its Common Stock having an aggregate offering price of up to $300,000,000 from time to time pursuant to the 2021 equity distribution agreements (as defined below) (the “2021 ATM Prospectus Supplement”).

Shares of Common Stock having an aggregate offering price of $220,654,388 have been offered and sold under the 2019 ATM Program as of the date of the 2019 ATM Prospectus Supplement, including shares of Common Stock having an aggregate offering price of $8,038,278 that have been sold in connection with forward sale transactions that have not yet settled. Accordingly, shares of Common Stock having an aggregate offering price of up to $79,345,612 remain available for offer and sale under the 2019 ATM Program and the 2019 ATM Prospectus Supplement.

The Company has not sold any shares of Common Stock under the 2021 ATM Program as of the date of the 2021 ATM Prospectus Supplement and, accordingly, shares of Common Stock having an aggregate offering price of up to $300,000,000 remain available for offer and sale under the 2021 ATM Program and the 2021 ATM Prospectus Supplement.

In connection with the filing of the prospectus supplements described above, the Company is filing the opinions of its counsel, Goodwin Procter LLP, as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K.

ATM Programs

Sales of shares under the 2019 ATM Program will occur pursuant to separate equity distribution agreements, each dated December 20, 2019 (as amended on February 25, 2021, in the case of Truist Securities, Inc., and on August 9, 2023, in the case of BTIG, LLC, collectively, the “2019 equity distribution agreements”), among the Company, its operating partnership, Easterly Government Properties LP (the “Operating Partnership”), and each of Citigroup Global Markets Inc., BMO Capital Markets Corp., BTIG, LLC, Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.) and Wells Fargo Securities, LLC (and, in certain cases, certain of their respective agents or affiliates).

Sales of shares under the 2021 ATM Program will occur pursuant to separate equity distribution agreements, dated June 22, 2021 (as amended on August 9, 2023, in the case of BTIG, LLC, collectively, the “2021 equity distribution agreements” and, together with the 2019 equity distribution agreements, the “equity distribution agreements”), among the Company, the Operating Partnership and each of Citigroup Global Markets Inc., BMO Capital Markets Corp., BTIG, LLC, Jefferies LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (and, in certain cases, certain of their respective agents or affiliates).

The Company refers to the financial institutions named above that are party to one or more equity distribution agreements, when acting in their capacity as sales agents for it or as principals under the 2019 ATM Program and/or the 2021 ATM Program, individually, as a “Sales Agent” and, collectively, as the “Sales Agents” and, when such entities (or their respective agents or affiliates) are acting in their capacity as agents for Forward Purchasers (as defined below), individually, as a “Forward Seller” and, collectively, as the “Forward Sellers.”

The equity distribution agreements contemplate that, in addition to the issuance and sale of shares of Common Stock by the Company through or to the Sales Agents, acting as its sales agents or as principals, as applicable, the Company may also enter into one or more forward transactions (each, a “forward sale transaction” and, collectively, the “forward sale transactions”) under separate master forward confirmations (collectively, the “master forward confirmations”) and related supplemental confirmations, with certain financial institutions party to the master forward confirmations for the 2019 ATM Program and/or the 2021 ATM Program. Each of Bank of

Montreal, Jefferies LLC, Nomura Global Financial Products, Inc., Raymond James & Associates, Inc., Royal Bank of Canada, Truist Bank and Wells Fargo Bank, National Association are parties to a master forward confirmation for both the 2019 ATM Program and the 2021 ATM Program, Citibank, N.A. is a party to a master forward confirmation for the 2019 ATM Program and Citigroup Global Markets Limited is a party to a master forward confirmation for the 2021 ATM Program. The Company refers to these financial institutions, when acting in their capacity as purchasers under any forward sale transactions, individually, as a “Forward Purchaser” and, collectively, as the “Forward Purchasers.” If the Company enters into a forward sale transaction with any Forward Purchaser, it expects that such Forward Purchaser or one of its affiliates will attempt to borrow from third parties and sell, through its related Forward Seller, the number of shares of the Company’s Common Stock underlying such forward sale transaction in order to hedge such Forward Purchaser’s exposure under such forward sale transaction.

The foregoing description of the equity distribution agreements and the master forward confirmations and related supplemental confirmations does not purport to be complete and is qualified in its entirety by reference to the forms of such agreements included as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement (previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on December 23, 2019 and incorporated herein by reference)

1.2	Form of Master Forward Confirmation (previously filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K on December 23, 2019 and incorporated herein by reference)

1.3	Form of Equity Distribution Agreement (previously filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K on June 23, 2021 and incorporated herein by reference)

1.4	Form of Master Forward Confirmation (previously filed as Exhibit 1.2 to the Company’s Current Report on Form 8-K on June 23, 2021)

5.1	Opinion of Goodwin Procter LLP (2019 ATM Program)

5.2	Opinion of Goodwin Procter LLP (2021 ATM Program)

23.1	Consent of Goodwin Procter LLP (contained in its opinions filed as Exhibit 5.1 and Exhibit 5.2 hereto and incorporated herein by reference)

104	Cover Page Interactive Data File (embedded within the inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

Date:	February 28, 2024	By:	/s/ Franklin V. Logan
Franklin V. Logan Executive Vice President, General Counsel and Secretary